Exhibit 10.2

EXECUTION COPY

FIRST AMENDMENT

FIRST AMENDMENT, dated as of April 22, 2011 (this “Amendment”), to the 49-Month Credit Agreement, dated as of February 28, 2011 (as amended, modified, restated and supplemented through the date hereof, the “Existing Credit Agreement”), among DEERE & COMPANY, a Delaware corporation, JOHN DEERE CAPITAL CORPORATION, a Delaware Corporation and JOHN DEERE BANK S.A., a Luxembourg société anonyme (collectively with Deere & Company and John Deere Capital Corporation, the “Borrowers”), the several financial institutions parties thereto (the “Banks”, and individually, a “Bank”), the several agents parties thereto and JPMORGAN CHASE BANK, N.A., as administrative agent (the “Administrative Agent”).

W I T N E S S E T H:

WHEREAS, pursuant to the Existing Credit Agreement, the Banks have agreed to make certain loans and other extensions of credit to the Borrowers;

WHEREAS, the Borrowers have requested that certain provisions of the Existing Credit Agreement be amended as set forth herein; and

WHEREAS, the Majority Banks are willing to agree to such amendments on the terms set forth herein;

NOW, THEREFORE, the parties hereto hereby agree as follows:

SECTION 1.   Defined Terms.  Capitalized terms used but not defined herein shall have the meanings assigned to such terms in the Existing Credit Agreement.

SECTION 2.   Amendment to Section 5.1.

Section 5.1 of the Existing Credit Agreement is hereby amended in its entirety to read as follows:

“5.1  Financial Statements.  Such Borrower (other than, with respect to clause (b) below, JD Luxembourg) shall furnish to each Bank:

(a)                               as soon as available, but in any event within 120 days after the end of each fiscal year of such Borrower, a copy of the consolidated balance sheet of such Borrower and its consolidated Subsidiaries as at the end of such year and the related consolidated statements of income and of cash flow for such year, reported on by (i) in the case of the Company and the Capital Corporation, Deloitte & Touche LLP or other independent certified public accountants of nationally recognized standing in the United States and (ii) in the case of JD Luxembourg, Deloitte & Touche LLP or other independent certified public accountants of recognized standing in Luxembourg or the European Union; and

(b)                               as soon as available, but in any event not later than 60 days after the end of each of the first three quarterly periods of each fiscal year of such Borrower, the condensed unaudited consolidated balance sheet of such Borrower and its consolidated Subsidiaries as at the end of each such quarter and the related unaudited consolidated statement of income of such Borrower and its consolidated Subsidiaries for such quarterly period and the portion of the fiscal year through such date, certified by a Responsible Officer of such Borrower (subject to normal year-end audit adjustments).

All such financial statements described in clause (a) or (b) above shall present fairly the consolidated financial condition and results of operations of such Borrower and its consolidated Subsidiaries and be prepared in accordance with generally accepted accounting principles in the United States of America (or, in the case of any such financial statements furnished by JD Luxembourg, international financial reporting standards in effect from time to time as applicable to JD Luxembourg, or such other accounting standards required by any applicable Luxembourg Governmental Authority) applied consistently throughout the periods reflected therein (except as approved by such accountants or officer, as the case may be, and disclosed therein).  The Company and the Capital Corporation shall be deemed to have furnished such financial statements to each Bank when they are filed with the Securities and Exchange Commission and posted on its EDGAR system, and JD Luxembourg shall be deemed to have furnished such financial statements to each Bank when they are delivered to the Administrative Agent via electronic mail or other electronic transmission.”

SECTION 3.   Amendment to Section 5.2.  Section 5.2 is hereby amended to insert the phrase “(other than, with respect to clause (a) below, JD Luxembourg)” after the word “Borrower” where it appears in the first line therein.

SECTION 4.   Effective Date.  This Amendment shall become effective on the date (the “First Amendment Effective Date”) on which the Administrative Agent shall have received a counterpart of this Amendment, executed and delivered by a duly authorized officer of each of the Borrowers and the Majority Banks.

SECTION 5.   Expenses.  The Borrower agrees to pay or reimburse the Administrative Agent for all of its reasonable out-of-pocket costs and expenses incurred in connection with this Amendment, any other documents prepared in connection herewith and the transaction contemplated hereby, including, without limitation, the reasonable fees and disbursements of counsel to the Administrative Agent.

SECTION 6.   Representations and Warranties.  The Borrowers hereby represent and warrant that (a) each of the representations and warranties made in Section 3 of the Credit Agreement shall be, after giving effect to this Amendment, true and correct in all material respects as if made on and as of the First Amendment Effective Date except to the extent such representations and warranties expressly relate to an earlier date and (b) after giving effect to this Amendment, no Default or Event of Default shall have occurred and be continuing.

SECTION 7.   GOVERNING LAW; WAIVER OF JURY TRIAL.  THIS AMENDMENT AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES HERETO SHALL BE GOVERNED BY, AND CONSTRUED AND INTERPRETED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK.  EACH PARTY HERETO HEREBY AGREES AS SET FORTH IN SECTION 10.11 OF THE CREDIT AGREEMENT AS IF SUCH SECTION WERE SET FORTH IN FULL HEREIN.

SECTION 8.   Amendments; Execution in Counterparts.  (a) This Amendment shall not constitute an amendment of any other provision of the Existing Credit Agreement not referred to herein and shall not be construed as a waiver or consent to any further or future action on the part of the Borrowers that would require a waiver or consent of the Banks or the Administrative Agent.  Except as expressly amended hereby, the provisions of the Existing Credit Agreement are and shall remain in full force and effect.

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(b)                               This Amendment may be executed by one or more of the parties to this Amendment on any number of separate counterparts (including by facsimile or other electronic transmission), and all of said counterparts taken together shall be deemed to constitute one and the same instrument.

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IN WITNESS WHEREOF, the parties hereto have caused this First Amendment to be duly executed and delivered by their respective proper and duly authorized officers as of the day and year first above written.

DEERE & COMPANY

By:	/s/ Marie Z. Ziegler
Name: Marie Z. Ziegler
Title: Vice President and Treasurer

JOHN DEERE CAPITAL CORPORATION

By:	/s/ Marie Z. Ziegler
Name: Marie Z. Ziegler
Title: Treasurer

JOHN DEERE BANK S.A.

By:	/s/ Marie Z. Ziegler
Name: Marie Z. Ziegler
Title: Director

By:	/s/ Nils Jaeger
Name: Nils Jaeger
Title: Director

[Signature Page to First Amendment to Deere & Company 49-Month Credit Agreement]

JPMORGAN CHASE BANK, N.A.,
as Administrative Agent

By:	/s/ Robert P. Kellas
Name: Robert P. Kellas
Title: Executive Director

[Signature Page to First Amendment to Deere & Company 49-Month Credit Agreement]

JPMORGAN CHASE BANK, N.A.

By:	/s/ Robert P. Kellas
Name: Robert P. Kellas
Title: Executive Director

[Signature Page to First Amendment to Deere & Company 49-Month Credit Agreement]

BANK OF AMERICA, N.A.,

By:	/s/ Brian Lukehart
Name: Brian Lukehart
Title: Vice President

[Signature Page to First Amendment to Deere & Company 49-Month Credit Agreement]

Citibank, N.A.

By:	/s/ Janice D’Arco
Name: Janice D’Arco
Title: Vice President

[Signature Page to First Amendment to Deere & Company 49-Month Credit Agreement]

Deutsche Bank AG
New York Branch

By:	/s/ Oliver Schwarz
Name: Oliver Schwarz
Title: Director

By:	/s/ Wolfgang Winter
Name: Wolfgang Winter
Title: Managing Director

[Signature Page to First Amendment to Deere & Company 49-Month Credit Agreement]

HSBC Bank USA, National Association

By:	/s/ Paul L. Hatton
Name: Paul L. Hatton
Title: Managing Director

[Signature Page to First Amendment to Deere & Company 49-Month Credit Agreement]

Credit Suisse AG, Cayman Islands Branch

By:	/s/ Karl Studer
Name: Karl Studer
Title: Director

By:	/s/ Claudia Siffert
Name: Claudia Siffert
Title: Assistant Vice President

[Signature Page to First Amendment to Deere & Company 49-Month Credit Agreement]

The Bank of New York Mellon

By:	/s/ Robert J. Mitchell, Jr.
Name: Robert J. Mitchell, Jr.
Title: Managing Director

[Signature Page to First Amendment to Deere & Company 49-Month Credit Agreement]

ROYAL BANK OF CANADA

By:	/s/ Meredith Majesty
Name: Meredith Majesty
Title: Authorized Signatory

[Signature Page to First Amendment to Deere & Company 49-Month Credit Agreement]

Wells Fargo Bank, N.A.

By:	/s/ Charles W. Reed
Name: Charles W. Reed
Title: Managing Director

[Signature Page to First Amendment to Deere & Company 49-Month Credit Agreement]

TORONTO-DOMINION (TEXAS) LLC

By:	/s/ Debbie L. Brito
Name: Debbie L. Brito
Title: Authorized Signatory

[Signature Page to First Amendment to Deere & Company 49-Month Credit Agreement]

THE TORONTO-DOMINION BANK

By:	/s/ Debbie L. Brito
Name: Debbie L. Brito
Title: Authorized Signatory

[Signature Page to First Amendment to Deere & Company 49-Month Credit Agreement]

BNP Paribas

By:	/s/ Andy Strait
Name: Andy Strait
Title: Managing Director

By:	/s/ Mike Shryock
Name: Mike Shryock
Title: Managing Director

[Signature Page to First Amendment to Deere & Company 49-Month Credit Agreement]

BARCLAYS BANK PLC

By:	/s/ Michael J. Mozer
Name: Michael J. Mozer
Title: Vice President

[Signature Page to First Amendment to Deere & Company 49-Month Credit Agreement]

Banco Bilbao Vizcaya Argentaria, S.A., New York Branch,
as a bank

By:	/s/ Michael D’Anna
Name: Michael D’Anna
Title: Executive Director

By:	/s/ Guilherme Gobbo
Name: Guilherme Gobbo
Title: Vice President

[Signature Page to First Amendment to Deere & Company 49-Month Credit Agreement]

The Bank of Tokyo-Mitsubishi UFJ, Ltd.

By:	/s/ Victor Pierzchalski
Name: Victor Pierzchalski
Title: Authorized Signatory

[Signature Page to First Amendment to Deere & Company 49-Month Credit Agreement]

Westpac Banking Corporation

By:	/s/ Richard Yarnold
Name: Richard Yarnold
Title:	Senior Relationship Manager
Corporate & Institutional Banking

[Signature Page to First Amendment to Deere & Company 49-Month Credit Agreement]

Nordea Bank Finland Plc, acting through its New York
and Cayman Islands Branches

By:	/s/ Martin Lunder
Name: Martin Lunder
Title: Senior Vice President

By:	/s/ Leena Parker
Name: Leena Parker
Title: First Vice President

[Signature Page to First Amendment to Deere & Company 49-Month Credit Agreement]

Fifth Third Bank

By:	/s/ Mike Mendenhall
Name: Mike Mendenhall
Title: Vice President

[Signature Page to First Amendment to Deere & Company 49-Month Credit Agreement]

U.S. BANK NATIONAL ASSOCIATION

By:	/s/ Navneet Khanna
Name: Navneet Khanna
Title: Vice President

[Signature Page to First Amendment to Deere & Company 49-Month Credit Agreement]

GOLDMAN SACHS BANK USA

By:	/s/ Lauren Day
Name: Lauren Day
Title: Authorized Signatory

[Signature Page to First Amendment to Deere & Company 49-Month Credit Agreement]

MORGAN STANLEY BANK, N.A.

By:	/s/ Brian Janiak
Name: Brian Janiak
Title: Authorized Signatory

[Signature Page to First Amendment to Deere & Company 49-Month Credit Agreement]

The Northern Trust Company

By:	/s/ Michael Nitekman
Name: Michael Nitekman
Title: Vice President

[Signature Page to First Amendment to Deere & Company 49-Month Credit Agreement]